EXHIBIT 10.28
EXHIBIT DESCRIPTION
Settlement and Release Agreement regarding Loss of ORBCOMM CDS and Quick Launch 1-5 Satellites dated December 10, 2009

*	Registrant requested confidential treatment pursuant to Rule 24b-2 for a portion of the referenced exhibit and is filing a redacted version with this report.
SETTLEMENT AND RELEASE AGREEMENT
REGARDING LOSS OF ORBCOMM CDS AND QUICK LAUNCH 1-5 SATELLITES
By this agreement (the “Settlement and Release Agreement”), ORBCOMM Inc and ORBCOMM LLC (the “Named Insured”), on the one hand, and the Insurers at Interest identified in the Annex to this Settlement and Release Agreement, and their subsidiaries, affiliates and parents (the “Insurers”), on the other hand, finally and definitively settle any and all claims arising from or in connection with or relating in any way to any and all of the ORBCOMM CDS and Quick Launch Satellites 1-5 (the “Satellites”), whether under the Insurance Policy No. 576/ANS0209 (the “Policy”) or otherwise as set forth below.
For and in consideration of the receipt by the Named Insured of payment of each of the Insurers’ respective share (as set out in the Annex) of $44,250,000 (the “Settlement Amount”), the Settlement Amount being 88.50% of the Insurers’ 83.3333% participation in the total amount of
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

insurance under the Policy, being $60,000,000, the Named Insured on behalf of itself, its directors, officers, employees, affiliates, executors, successors, administrators, trustees and assigns and any and all parties at interest who or which may claim by or through the Named Insured, with respect to each of the Insurers hereby:
1. Agrees to provide full cooperation consistent with the obligations set forth in CONDITION 8 (Subrogation) of the Policy; and
2. Represents and warrants that it has in all respects and at all times complied, and will continue to comply, with CONDITION 8 (Subrogation) of the Policy; and
3. Agrees not to take the position that OHB-Systems AG and/or OHB Technology AG is an affiliated company of the Named Insured in connection with the Insurers’ pursuit of any right or claim arising from or in connection with or relating to the loss or failure of the Satellites; and
4. Represents and warrants that it has not given, nor will it grant, whether on behalf of itself or any person or entity that may claim through the Named Insured, including in subrogation, any written or oral release or waiver of any kind to any entity, including without limitation any firm, party or governmental entity, against and with respect to which the Named Insured may have or come to have any right or claim arising from or in connection with or relating to the loss or failure of the Satellites, including but not limited to any warranty provided by OHB-Systems AG and/or OHB Technology AG, except as has been previously disclosed in writing, if any, to the Insurers. This paragraph shall not apply with respect to the Named Insured’s rights to the extent of and in proportion to the coinsurance provided by the Named Insured under the Policy, provided that the Named Insured shall do nothing to prejudice the Insurers’ rights of recovery and shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights, in accordance with CONDITION 8 (Subrogation) of the Policy; and
5. Represents and warrants it has not made, nor will it make, whether on behalf of itself or any party that may claim through the Named Insured, including in subrogation, any assignment or other transfer of any right, interest or claim arising from or in connection with or relating to the loss or failure of the Satellites, including but not limited to any warranty provided by OHB-Systems AG and/or OHB Technology AG. This paragraph shall not apply with respect to the Named Insured’s rights to the extent of and in proportion to the coinsurance provided by the Named Insured under the Policy, provided that the Named Insured shall do nothing to prejudice the Insurers’ rights of recovery and shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights, in accordance with CONDITION 8 (Subrogation) of the Policy.
It is an express condition of this Settlement and Release Agreement that, for and in consideration of the foregoing agreements, and by each Insurer’s payment of its respective share of the Settlement Amount and by the Named Insured accepting this Settlement and Release Agreement:
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. The Named Insured, on the one hand, and each of the Insurers, on the other, on behalf of itself, its respective directors, officers employees, affiliates, executors, successors, administrators, trustees and assigns and any and all parties at interest, releases, acquits, and forever discharges the other from and against any and all claims, debts, rights, liabilities, actions, causes of action, demands and any other claim or demand of every nature, kind or description whatsoever, whether now known or unknown, accrued or unaccrued, including without limitation any and all claims under the Policy and/or arising out of or in relation to the Satellites. Notwithstanding the above, nothing in this Settlement and Release Agreement releases any of the parties from their obligations herein.
7. The Named Insured acknowledges and agrees that each of the Insurers is subrogated, but only to the extent of its respective proportion of the Settlement Amount paid by such Insurer, to any and all rights, actions, causes of action, and claims of any kind in contract, tort, and/or otherwise that the Named Insured now has or may have against any persons, entity, firm or organizations arising from or in connection with or relating to the loss or failure of the Satellites, in accordance with CONDITION 8 (Subrogation) of the Policy, including but not limited to under any warranty provided by OHB-Systems AG and/or OHB Technology AG. Each of the Insurers acknowledges and agrees that the Insurers are not subrogated into any of the Named Insured’s rights to the extent of and in proportion to the coinsurance provided by the Named Insured under the Policy, being $10,000,000 of the total amount of insurance of $60,000,000, which rights remain with the Named Insured, and in accordance therewith the Named Insured may independently settle or pursue its own recovery action against any party, provided that the Named Insured shall do nothing to prejudice the Insurers’ rights of recovery and shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights, in accordance with CONDITION 8 (Subrogation) of the Policy.
8. Each of the Insurers waives all rights, title and interest in and to the Satellites, including specifically under CONDITION 14 (Salvage) and CONDITION 15 (Use of the Satellite After Loss) of the Policy.
9. This Settlement and Release Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflict of laws. In the event of any dispute or disagreement arising out of the application or interpretation of this Settlement and Release Agreement, including the interpretation or application of the Settlement Amount or the failure or loss of the Satellites, CONDITION 6 (Arbitration) of the Policy shall apply.
10. This Settlement and Release Agreement expresses the entire agreement of the parties concerning the subject matter hereof and it supersedes all prior written or oral agreements between the parties concerning such matters. This Settlement and Release Agreement shall not be used for any purpose other than settlement, it being the intent of the parties that it shall not be used as precedent in any other claim or in any other matter that may arise between the parties.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11. Each of the Insurers shall make payment, by wire transfer, to any of the three accounts set forth below, and said payment to said account is deemed payment by that Insurer to the Named Insured. This Settlement and Release Agreement shall be binding on the Named Insured and a particular Insurer upon execution and delivery by such parties hereto and shall be effective as between such parties as of the moment payment by the Insurer into one of the accounts specified below is received. Failure by one or more Insurers to make payment in accordance with or pursuant to this Settlement and Release Agreement will not affect the validity of this Settlement and Release Agreement with respect to other Insurers for which this Settlement and Release Agreement has become effective.
For all Insurers, other than those using London market bureau accounting, payment of their share of the Settlement Amount shall be made:
Either directly to the Named Insured’s account:
Account Name:          [***...***]
Account Number:       [***...***]
Bank Address:     [***...***]

Bank ABA Number: [***...***]	(For Incoming Domestic Wire)
Bank Swift Number: [***...***]	(For Incoming International Wire)
Or to the insurance broker’s account:
Account Name:     [***...***]
Account Number:   [***...***]
Bank Address:      [***...***]
Bank ABA Number:        [***...***]
Bank Swift Number: [***...***]
For those Insurers paying their share of the Settlement Amount through London market bureau accounting only, payment shall be made to:
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Account Name:	[***...***]

Bank Swift & BIC Code:	[***...***]

Bank Account Number:	[***...***]

IBAN:	[***...***]
12. Each of the Insurers agrees to pay its respective share as set forth in the Annex and in accordance with paragraph 11 above, not later than fourteen (14) days from the date such Insurer and the Named Insured executes this Settlement and Release Agreement.
13. The Insurers’ obligations under the Policy are several and not joint, and each of the Insurers’ payment obligation to the Named Insured is limited solely to its individual subscription set forth in the Annex to this Settlement and Release Agreement.
14. This Settlement and Release Agreement may be executed in counterparts.
     IN WITNESS WHEREOF, the Named Insured and the Insurers have caused this Settlement and Release Agreement to be executed as of the date set forth below.

ORBCOMM Inc.

Date: December 7, 2009	PER: /s/ Marc Eisenberg

NAME: Marc Eisenberg

TITLE: Chief Executive Officer

ORBCOMM LLC

Date: December 7, 2009	PER: /s/ Marc Eisenberg

NAME: Marc Eisenberg

TITLE: Chief Executive Officer
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***...***]

Date: December 7, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]

[***...***]

Date: December 9, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]

[***...***]

Date: December 8, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***...***]

Date December 7, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]
[***...***]

Date: December 2, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]

[***...***]

Date: December 8, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]

[***...***]

Date: December 7, 2009	PER: [***...***]

NAME: [***...***]
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TITLE: [***...***]

[***...***]

Date: December 9, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]

[***...***]

Date: December 10, 2009	PER: [***...***]

NAME: [***...***]

TITLE: [***...***]
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.